Exhibit 32.1

                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                           OF MEXCO ENERGY CORPORATION
                          PURSUANT TO 18 U.S.C. Section 1350

      In connection with the Quarterly Report of Mexco Energy Corporation on Form 10-Q for the quarterly period ended December 31, 2006, as filed with the Securities and Exchange Commission on February 9, 2007 (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mexco Energy Corporation as of the dates and for periods presented as required by such Report.


Date: February 9, 2007                  /s/ Nicholas C. Taylor
                                        ----------------------------------------
                                        Nicholas C. Taylor
                                        Chief Executive Officer


Date: February 9, 2007                  /s/ Tamala L. McComic
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                                        Tamala L. McComic
                                        Chief Financial Officer